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                                  EXHIBIT 99.1


       ABS Term Sheet provided by Salomon Smith Barney and Merrill Lynch



                              [Begins on Next Page]





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                       Onyx Acceptance Owner Trust 1999-A

                                 RETAIL AUTO ABS


                      $310,000,000 ASSET-BACKED SECURITIES


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                 $215,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $76,400,000 Class A-2 [ ]% Asset-Backed Notes

                   $18,600,000 [ ]% Asset-Backed Certificates


                                   TERM SHEET

The attached information (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. The Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressee to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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                       Onyx Acceptance Owner Trust 1999-A

                                 RETAIL AUTO ABS

                      $310,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                 $215,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $76,400,000 Class A-2 [ ]% Asset-Backed Notes

                   $18,600,000 [ ]% Asset-Backed Certificates


                                   TERM SHEET

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

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                                        ONYX ACCEPTANCE OWNER TRUST 1999-A

                                                Subject to Revision

                                        TERM SHEET DATED FEBRUARY 16, 1999

ISSUER ............................     Onyx Acceptance Owner Trust 1999-A, a
                                        Delaware business trust (the "TRUST").
                                        The Trust will be established by a trust agreement among the Seller, the Owner
                                        Trustee and the Trust Agent. The trust
                                        agreement is referred to herein as the
                                        "TRUST AGREEMENT".

SELLER.............................     Onyx Acceptance Financial Corporation, a
                                        wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation.

SERVICER...........................     Onyx Acceptance Corporation ("ONYX").

INDENTURE TRUSTEE..................     The Chase Manhattan Bank, as trustee
                                        under the Indenture.

OWNER TRUSTEE......................     Bankers Trust (Delaware), as trustee
                                        under the Trust Agreement.

TRUST AGENT........................     The Chase Manhattan Bank, as agent of
                                        the Owner Trustee under the Trust
                                        Agreement.

INSURER............................     MBIA Insurance Corporation, as Insurer
                                        under the Insurance Agreement ("MBIA").

CLOSING DATE.......................     On or about February 25, 1999.

THE NOTES..........................     The Trust will issue Auto Loan Backed
                                        Notes (the "NOTES") pursuant to an
                                        indenture to be dated as of February 1,
                                        1999 (the "INDENTURE") between the
                                        Issuer and the Indenture Trustee. The
                                        Notes will include the Class A-1 Auto
                                        Loan Backed Notes in the aggregate
                                        principal amount of $215,000,000 and the Class A-2 Auto Loan Backed Notes in the aggregate principal amount of
                                        $76,400,000. The Notes will be
                                        non-recourse obligations of the Trust
                                        and will be secured by certain assets of the Trust pursuant to the Indenture.

THE CERTIFICATES...................     The Trust will issue Auto Loan Backed
                                        Certificates (the "CERTIFICATES" and,
                                        together with the Notes, the
                                        "SECURITIES"), in the aggregate
                                        principal amount of $18,600,000. The
                                        Certificates will represent undivided
                                        beneficial ownership interests in the
                                        Trust and will be issued pursuant to the Trust Agreement.

THE RESIDUAL INTERESTS.............     The Trust will issue certificates
                                        representing the Residual Interests in
                                        the Trust. The Residual Interests are
                                        not offered for sale.


TRUST PROPERTY.....................     The Trust's assets will include:

                                        -    a pool of fixed rate motor vehicle
                                             retail installment sales contracts
                                             and installment loan agreements
                                             (the "CONTRACTS"), each of which
                                             was purchased from the Seller and
                                             each of which is secured by a new
                                             or used automobile, light-duty
                                             truck or van;
                                        -    certain documents relating to the
                                             Contracts;

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                                        -    certain monies received with
                                             respect to the Contracts on or
                                             after the Cut-Off Date for such
                                             Contracts;
                                        -    security interests in the financed
                                             vehicles and the rights to receive
                                             proceeds from claims on certain
                                             insurance policies covering the
                                             financed vehicles or the individual
                                             obligors under each related
                                             Contract;
                                        -    all amounts on deposit in certain
                                             specified accounts (excluding any
                                             investment income credited to the
                                             Collection Account, which will be
                                             paid to the Servicer);
                                        -    the right of the Seller to cause
                                             Onyx to repurchase certain
                                             Contracts under specified
                                             circumstances; and
                                        -    all proceeds of the foregoing.

                                        Pursuant to the Indenture, the Trust
                                        will grant a security interest in the
                                        Trust Property (excluding the
                                        Certificate Distribution Account) in
                                        favor of the Indenture Trustee, on
                                        behalf of the Noteholders, and for the
                                        benefit of MBIA in support of the
                                        obligations owing to MBIA under the
                                        Insurance Agreement.

CONTRACTS..........................     The Trust's main source of funds for
                                        making payments on the Securities will
                                        be collections on the Contracts. The
                                        Trust will acquire certain Contracts
                                        with a total principal balance of
                                        $235,897,269 as of February 1, 1999.
                                        Such Contracts are referred to herein as the "INITIAL CONTRACTS" and February 1,
                                        1999 is referred to as the "INITIAL
                                        CUT-OFF DATE". The total principal
                                        balance of the Initial Contracts as of
                                        the Initial Cut-Off Date is referred to
                                        as the "INITIAL CUT-OFF POOL BALANCE".

                                        The Trust will acquire certain
                                        additional Contracts that have been or
                                        will be originated or purchased after
                                        the Initial Cut-Off Date but prior to
                                        February ___, 1999. Such Contracts are
                                        referred to herein as the "SUBSEQUENT
                                        CONTRACTS" and February ___, 1999 is
                                        referred to as the "FINAL CUT-OFF DATE".
                                        The total principal balance of the
                                        Initial Contracts as of the Initial
                                        Cut-Off Date and the Subsequent
                                        Contracts as of the Final Cut-Off Date,
                                        which will be approximately
                                        $310,000,000, is referred to as the
                                        "ORIGINAL POOL BALANCE".

                                        The Trust will acquire the Contracts
                                        from the Seller pursuant to a Sale and
                                        Servicing Agreement dated as of February
                                        1, 1999 (the "SALE AND SERVICING
                                        AGREEMENT").

                                        The term "CUT-OFF DATE" as used herein
                                        refers to the Initial Cut-Off Date for
                                        the Initial Contracts and the Final
                                        Cut-Off Date for the Subsequent
                                        Contracts.



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                                        As of the Initial Cut-Off Date, the
                                        Initial Contracts had the following
                                        characteristics:

                 Weighted average annual percentage rate:             14.404%
                  Weighted average remaining term:                    55.13 months
                 Contracts that allocate interest and principal
                   by the rule of 78's or actuarial method:           17.59% (by Initial Cut-Off Pool Balance)
                 Contracts that allocate interest and principal
                   by the simple interest method:                     82.41% (by Initial Cut-Off Pool Balance)
                 Contracts secured by new vehicles:                   17.62% (by Initial Cut-Off Pool Balance)
                 Contracts secured by used vehicles:                  82.38% (by Initial Cut-Off Pool Balance)
                 Contracts originated in California:*                 35.54% (by Initial Cut-Off Pool Balance)
                 Contracts originated in Florida:*                    9.44% (by Initial Cut-Off Pool Balance)

                                        *    As of the Initial Cut-Off Date, the
                                             aggregate principal balances of
                                             Initial Contracts originated in any
                                             other single state did not exceed
                                             7.85%.

                                        No Initial Contract has, and no
                                        Subsequent Contract will have, a
                                        scheduled maturity date later than March
                                        31, 2005.

                                        Although the financial and other data
                                        for the Subsequent Contracts will differ from the characteristics of the Initial Contracts set forth above, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial Contracts.

DISTRIBUTION DATE..................     Interest and principal on the Notes and
                                        the Certificates will be payable on the
                                        15th day of each month. If the 15th day
                                        of a month is not a business day, then
                                        the payment for that month will be made
                                        on the next succeeding business day. The first payment will be due on March 15, 1999.

                                        A business day is a day other than a
                                        Saturday, Sunday or other day on which
                                        commercial banks located in California
                                        or New York are authorized or required
                                        to be closed.

TERMS OF THE NOTES:

A.  INTEREST.......................     Class A-1 Rate:  ______% per annum.
                                        Class A-2 Rate: ______% per annum.

                                        With respect to each Distribution Date,
                                        interest on the principal balance of
                                        each class of Notes will accrue at its
                                        respective per annum interest rate
                                        during the period from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the applicable Distribution Date and will be payable to the related Noteholders monthly on each related Distribution Date commencing March 15, 1999. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

B.  PRINCIPAL......................     The Trust will make payments of
                                        principal on the Notes monthly, on each
                                        Distribution Date, in an amount
                                        generally equal to the Note Principal
                                        Distributable Amount for such
                                        Distribution Date. No principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full.



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                                        The Trust must pay the outstanding
                                        principal amount of each class of Notes, to the extent not previously paid, by the Distribution Date occurring in the following months:


                                       CLASS     FINAL SCHEDULED DISTRIBUTION DATE
                                       -----     ---------------------------------
                                        A-1               October 2002
                                        A-2               March 2004

                                        The final scheduled Distribution Dates
                                        set forth above are referred to herein
                                        as the "FINAL SCHEDULED DISTRIBUTION
                                        DATE" for each class of Notes. The
                                        outstanding principal balance of each
                                        class of Notes is expected be paid in
                                        full earlier, and could be paid
                                        significantly earlier, than the Final
                                        Scheduled Distribution Date for such
                                        class, depending on a variety of
                                        factors.

                                        The "ACCELERATED PRINCIPAL COMMENCEMENT
                                        DATE" means the first Distribution Date
                                        on which (i) the aggregate principal
                                        balance of the Contracts (the "POOL
                                        BALANCE") as of such Distribution Date
                                        is equal to or less than 15% of the
                                        Original Pool Balance, and (ii) the
                                        amount on deposit in the Spread Account
                                        is equal to or greater than the Spread
                                        Account Maximum (after giving effect to
                                        any deposit thereto on such Distribution
                                        Date).

                                        The "ACCELERATED PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date occurring on or after
                                        the Accelerated Principal Commencement
                                        Date, the amount which would remain on
                                        deposit in the Payment Account for such
                                        Distribution Date after making all other payments required to be made on such Distribution Date pursuant to the Sale and Servicing Agreement without regard to the inclusion of such amount as part of the Note Principal Distributable Amount. The Accelerated Principal Distributable Amount shall only be included in the Note Principal Distributable Amount until all of the Notes have been paid in full, and shall not be included in the Certificate Principal Distributable Amount at any time.

                                        A "COLLECTION PERIOD" with respect to a
                                        Distribution Date will be the calendar
                                        month preceding the month in which such
                                        Distribution Date occurs; provided, that with respect to Liquidated Contracts the Collection Period will be the period from but excluding the sixth business day preceding the immediately preceding Distribution Date to and including the sixth business day preceding such Distribution Date. With respect to the first Distribution Date, the "COLLECTION PERIOD" for Liquidated Contracts will be the period from and including the Cut-Off Date to and including the sixth business day preceding such first Distribution Date.

                                        A "CRAM DOWN LOSS" means, with respect
                                        to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Contract or otherwise modifying or restructuring the scheduled payments to be made on such Contract, an amount equal to (i) the excess of the Principal Balance of such Contract immediately prior to such order over the Principal Balance of such Contract as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Contract, the excess of the Principal Balance of such



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                                        Contract immediately prior to such order
                                        over the net present value of the
                                        scheduled payments as so modified or
                                        restructured.

                                        A "DEFAULTED CONTRACT" with respect to
                                        any Collection Period is a Contract (i)
                                        which is, at the end of such Collection
                                        Period, delinquent in the amount of at
                                        least two monthly installments of
                                        monthly principal and interest or (ii)
                                        with respect to which the related
                                        financed vehicle has been repossessed or repossession efforts with respect to the related financed vehicle have been commenced.

                                        A "LIQUIDATED CONTRACT" is a Contract
                                        that (i) is the subject of a full
                                        prepayment; (ii) is a Defaulted Contract with respect to which liquidation proceeds constituting, in the Servicer's reasonable judgment, the final amounts recoverable have been received and deposited in the Collection Account;
                                        (iii) is paid in full on or after its
                                        maturity date; or (iv) has been a
                                        Defaulted Contract for four or more
                                        Collection Periods and as to which
                                        liquidation proceeds have not been
                                        deposited in the Collection Account;
                                        provided, however, that in any event a
                                        Contract that is delinquent in the
                                        amount of five monthly installments of
                                        monthly principal and interest at the
                                        end of a Collection Period shall be
                                        deemed to be a Liquidated Contract and
                                        shall be deemed to have a balance of
                                        zero.

                                        The "NOTE PERCENTAGE" means (i) for each
                                        Distribution Date prior to the
                                        Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 100%, (ii) on the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero,
                                        (a) 100% until the principal amount of
                                        the Class A-2 Notes has been reduced to
                                        zero and (b) with respect to any
                                        remaining portion of the Regular
                                        Principal Distributable Amount, 0%; and
                                        (iii) for each Distribution Date after
                                        the Distribution Date on which the
                                        principal amount of the Class A-2 Notes
                                        is reduced to zero, 0%.

                                        The "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Note Principal Distributable Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

                                        The "NOTE PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date, the sum of (i) the
                                        Note Percentage of the Regular Principal
                                        Distributable Amount for such
                                        Distribution Date, (ii) the Accelerated
                                        Principal Distributable Amount, if any,
                                        for such Distribution Date and (iii) any outstanding Note Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Note Principal Distributable Amount shall not exceed the aggregate outstanding principal amount of the Notes. Notwithstanding the foregoing, the Note Principal Distributable Amount on the Final Scheduled Distribution Date for each class of Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the related class of Notes to zero.

                                        The "PRINCIPAL BALANCE" means, with
                                        respect to a Contract, as of any date,
                                        the amount financed under the terms of
                                        such Contract minus (i) that portion of
                                        monthly principal and interest payments
                                        in respect of such Contract received on
                                        or prior to the end of the most


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                                        recently ended Collection Period and
                                        allocable to principal as determined by
                                        the Servicer and (ii) any Cram Down Loss incurred in respect of such Contract on or prior to the end of the most recently ended Collection Period. For purposes of this definition, allocations of monthly principal and interest payments on each Contract by the Servicer shall be made in accordance with the terms of such Contract, in the case of a simple interest contract or actuarial contract, or in accordance with the recomputed actuarial method, in the case of a rule of 78's contract.

                                        A "PURCHASED CONTRACT" means a Contract
                                        that (i) has been purchased by Onyx or
                                        the Seller because of certain material
                                        defects in documents related to such
                                        Contract or certain breaches of
                                        representations and warranties regarding such Contract made by the Seller in the Sale and Servicing Agreement that materially and adversely affect the interests of the securityholders or the Insurer, (ii) has been purchased by the Servicer because of certain breaches of servicing covenants or (iii) has been purchased by the Servicer in the event of an Optional Purchase.

                                        The "REGULAR PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date, the amount equal to
                                        the sum of the following amounts with
                                        respect to the related Collection
                                        Period: (i) collections received on
                                        Contracts (other than Liquidated
                                        Contracts and Purchased Contracts)
                                        allocable to principal as determined by
                                        the Servicer, including full and partial principal prepayments (other than partial prepayments on Contracts that allocate principal and interest based on the rule of 78's or the actuarial method, representing payments not due in such Collection Period, which will be deposited into the Payahead Account),
                                        (ii) the Principal Balance of all
                                        Contracts (other than Purchased
                                        Contracts) that became Liquidated
                                        Contracts during the related Collection
                                        Period, (iii) the Principal Balance as
                                        of the date of purchase of all Contracts that became Purchased Contracts as of the immediately preceding record date and (iv) the aggregate amount of Cram Down Losses incurred during the related Collection Period.

C.  MANDATORY PARTIAL REDEMPTION...     If the proceeds from the sale of the
                                        Securities is greater than the Original
                                        Pool Balance, the Trust will partially
                                        redeem the Class A-1 Notes on the first
                                        Distribution Date. In such event, the
                                        Indenture Trustee will distribute
                                        principal to the Class A-1 Noteholders
                                        in an amount equal to the excess of the
                                        proceeds over the Original Pool Balance.

TERMS OF THE CERTIFICATES:

A.  INTEREST.......................     Certificate Rate:  ______% per annum.

                                        Interest on the Certificates will accrue monthly at the Certificate Rate and will be payable to Certificateholders monthly on each related Distribution Date commencing March 15, 1999. Interest on the Certificates will be calculated on the basis of a 360-day year of twelve 30-day months.

                                        The "CERTIFICATE BALANCE" will equal
                                        $18,600,000 (the "ORIGINAL CERTIFICATE
                                        BALANCE") on the Closing Date and on any date thereafter will equal the Original Certificate Balance reduced by all distributions of principal previously made in respect of the Certificates. Distributions of interest on the Certificates will be subordinated to payments of interest on the Notes on each Distribution Date. On the Final Scheduled Distribution Date for a class of Notes, interest on the Certificates will be subordinated to payments of principal then due on such class of Notes.

B.  PRINCIPAL......................     No principal will be paid on the
                                        Certificates until all of the Notes have been paid in full. On the Distribution
                                        Date that the Notes are paid in full,
                                        and on each succeeding Distribution
                                        Date, the Trust will make payments of
                                        principal on the Certificates in an
                                        amount equal to the Certificate
                                        Principal Distributable Amount for such
                                        Distribution Date.

                                        The "CERTIFICATE PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        Distribution Date, the sum of (i) the
                                        Certificate Percentage of the Regular
                                        Principal Distributable Amount for such
                                        Distribution Date and (ii) any
                                        outstanding Certificate Principal
                                        Carryover Shortfall for the immediately
                                        preceding Distribution Date; provided,
                                        however, that the Certificate Principal
                                        Distributable Amount shall not exceed
                                        the Certificate Balance. Notwithstanding the foregoing, the Certificate Principal Distributable Amount on the Final Scheduled Distribution Date for the Certificates shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Certificates to zero.

                                        The "CERTIFICATE PERCENTAGE" means (i)
                                        for each Distribution Date prior to the
                                        Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 0%, (ii) on the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero,
                                        (a) 0% until the principal amount of the Class A-2 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular Principal Distributable Amount, 100%; and (iii) for each Distribution Date after the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 100%.

                                        The "CERTIFICATE PRINCIPAL CARRYOVER
                                        SHORTFALL" means, as of the close of any Distribution Date, the excess of the Certificate Principal Distributable
                                        Amount over the amount in respect of
                                        principal that is actually deposited in
                                        the Certificate Distribution Account on
                                        such Distribution Date.

                                        The Trust must pay the outstanding
                                        principal amount of the Certificates, to the extent not previously paid, by the Distribution Date occurring in July 2005. This date is referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for the Certificates. The outstanding principal balance of the Certificates is expected to be paid in full earlier, and could be paid significantly earlier, than the Final Scheduled Distribution Date for the Certificates, depending on a variety of factors.

OPTIONAL PURCHASE..................     The Servicer may, but is not obligated
                                        to, purchase the Contracts on any
                                        Distribution Date on which the principal balance of the Contracts has declined to 10% or less of the Original Pool
                                        Balance. If the Servicer exercises this
                                        purchase option (an "OPTIONAL
                                        PURCHASE"),


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

                                        all of the Notes then outstanding will
                                        be redeemed, and all of the Certificates then outstanding will be prepaid.

THE SPREAD ACCOUNT.................     The Indenture Trustee will establish a
                                        segregated trust account, entitled
                                        "Spread Account - OT 1999-A, The Chase
                                        Manhattan Bank, Indenture Trustee", for
                                        the benefit of the securityholders and
                                        MBIA (the "SPREAD ACCOUNT"). The Spread
                                        Account will be an asset of the Trust.
                                        The securityholders will be afforded
                                        certain limited protection against
                                        losses on the Contracts by the
                                        establishment of the Spread Account.

                                        On each Distribution Date, net
                                        collections remaining after required
                                        distributions have been made in respect
                                        of the Servicer, the Owner Trustee, the
                                        Indenture Trustee, the Trust Agent, the
                                        Noteholders, the Certificateholders and
                                        the Insurer will be deposited in the
                                        Spread Account, up to a maximum amount
                                        calculated as the parties to the
                                        Insurance Agreement and the rating
                                        agencies may agree (the "SPREAD ACCOUNT
                                        MAXIMUM"). On each Distribution Date,
                                        funds will be withdrawn from the Spread
                                        Account to cover any shortfalls in
                                        amounts available to pay (i) the
                                        Servicing Fee and certain fees of the
                                        Indenture Trustee, the Owner Trustee and the Trust Agent, and (ii) interest and principal on the Securities. If the amount on deposit in the Spread Account on any Distribution Date (after giving effect to all deposits thereto and withdrawals therefrom on such
                                        Distribution Date) is greater than the
                                        Spread Account Maximum, the Indenture
                                        Trustee will distribute any excess
                                        first, to the Insurer, to the extent of
                                        any amounts owing to the Insurer
                                        pursuant to the Insurance Agreement, and then to the holders of the Residual Interests in the Trust. Upon any such distributions to the Insurer or the holders of the Residual Interests, the securityholders will have no further rights in, or claims to, such amounts.

THE INSURANCE POLICY...............     On the Closing Date, MBIA will issue an
                                        insurance policy in favor of the
                                        Indenture Trustee, for the benefit of
                                        the securityholders. The insurance
                                        policy issued by MBIA is referred to
                                        herein as the "POLICY", and the
                                        insurance agreement pursuant to which
                                        the Policy is issued is referred to as
                                        the "INSURANCE AGREEMENT".

                                        Pursuant to the Policy, MBIA will
                                        irrevocably and unconditionally
                                        guarantee timely payment of interest and ultimate payment of principal due on the Notes and the Certificates. MBIA's obligations under the Policy will be discharged to the extent that amounts due under the Policy are received by the Indenture Trustee, whether or not such amounts are properly applied by the Indenture Trustee.

                                        MBIA will not guarantee payments of
                                        principal on any class of Notes or on
                                        the Certificates at any time other than
                                        the payment of the outstanding principal amount of a class of Notes or of the Certificates on the Final Scheduled Distribution Date for such class of Notes or the Certificates, and will not guarantee payment of any Accelerated Principal Distributable Amount or any amounts which become due on an accelerated basis as a result of (a) a default by the Trust, (b) the occurrence of an event of default under the Indenture or (c) any other cause. MBIA may elect, in its sole discretion, to pay in whole or in part such principal due upon acceleration. In addition, MBIA may elect, in its sole discretion, to pay all or a portion of certain shortfalls of funds available to make certain distributions of principal on the Notes or the Certificates on a Distribution Date.

SERVICING FEE......................     The Servicer will be responsible for
                                        managing, administering, servicing, and
                                        collecting on the Contracts. As
                                        compensation for its services, the
                                        Servicer will receive a monthly fee
                                        equal to the product of one-twelfth of
                                        1% per annum multiplied by the Pool
                                        Balance as of the end of the immediately preceding Collection Period (the
                                        "SERVICING FEE"). As additional
                                        compensation, the Servicer will be
                                        entitled to any late fees and other
                                        administrative fees and expenses or
                                        similar charges collected with respect
                                        to the Contracts. The Servicer or its
                                        designee will also receive as servicing
                                        compensation (i) net investment earnings on funds credited to the Collection
                                        Account and the Payahead Account and
                                        (ii) with respect to each rule of 78's
                                        Contract that is prepaid in full prior
                                        to its maturity date, the amount, if
                                        any, by which the outstanding principal
                                        balance of such rule of 78's Contract
                                        exceeds the Principal Balance of such
                                        Contract at the time of such prepayment
                                        (provided, that each amount payable to
                                        the Servicer under this clause (ii) will be deposited in the Spread Account and applied in accordance with the Insurance
                                        Agreement).

FEDERAL INCOME TAX STATUS..........     In the opinion of Andrews & Kurth
                                        L.L.P., for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.
                                        Each Noteholder, by the acceptance of a
                                        Note, will agree to treat the Notes as
                                        indebtedness and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the
                                        Certificateholders are partners for
                                        federal income tax purposes.

ERISA CONSIDERATIONS...............     Subject to the considerations discussed
                                        under "ERISA Considerations" in the
                                        Prospectus Supplement and in the
                                        Prospectus, the Notes are eligible for
                                        purchase by employee benefit plans that
                                        are subject to ERISA. However, neither
                                        an employee benefit plan subject to
                                        ERISA or Section 4975 of the Internal
                                        Revenue Code of 1986 nor an individual
                                        retirement account is eligible to
                                        purchase the Certificates. Any benefit
                                        plan fiduciary considering purchase of
                                        the Certificates should, among other
                                        things, consult with its counsel in
                                        determining whether all required
                                        conditions have been satisfied.

RATING.............................     At the Closing Date, Standard & Poor's
                                        Ratings Services, a division of The
                                        McGraw-Hill Companies, Inc., and Moody's
                                        Investors Service, Inc. will rate the
                                        Notes and the Certificates in the
                                        highest rating category for such
                                        securities. The ratings of the Notes and the Certificates will be based substantially on the issuance of the Policy by MBIA.

REGISTRATION OF THE SECURITIES.....     Initially, the Securities will be in the
                                        form of one or more certificates
                                        registered in the name of Cede & Co., as the nominee of The Depository Trust
                                        Company. If you acquire an interest in
                                        the Notes or the Certificates through
                                        The Depository Trust Company, you will
                                        not be entitled to receive a definitive
                                        security, except in the event that
                                        definitive securities are issued in
                                        certain limited circumstances.

                                  THE CONTRACTS

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date which had an Initial Cut-Off Pool Balance of $235,897,269. Data concerning all of the Contracts will be available to purchasers of the Securities at or before the initial delivery of the Securities and will be filed with the SEC on Form 8-K within 15 days after the initial delivery of the Securities. While the financial and other data for the Subsequent Contracts will differ from the data below for the Initial Contracts, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial Contracts described below.

                      COMPOSITION OF THE INITIAL CONTRACTS


           Aggregate principal balance..............................$235,897,269
           Number of Contracts............................................20,619
           Average principal balance outstanding......................$11,440.77
           Average original amount financed...........................$12,424.28
           Original amount financed (range)...............$739.75 to $110,000.00
           Weighted average APR..........................................14.404%
           APR (range)...............................................2.9% to 28%
           Weighted average original term.............................57.27 mos.
           Original term (range)....................................6 to 72 mos.
           Weighted average remaining term............................55.13 mos.
           Remaining term (range)...................................5 to 72 mos.


                  DISTRIBUTION BY APRs OF THE INITIAL CONTRACTS


                                       NUMBER OF             % OF                                      % OF INITIAL
                                        INITIAL             INITIAL               PRINCIPAL               CUT-OFF
    APR RANGE                          CONTRACTS           CONTRACTS               BALANCE             POOL BALANCE
    ---------                         -----------         -----------          ---------------        ---------------
 0.000% to 7.000% ..........                  11                0.05           $    155,501.06                0.07
 7.001% to 8.000% ..........                 626                3.04              9,846,374.76                4.17
 8.001% to 9.000% ..........                 909                4.41             13,159,268.74                5.58
 9.001% to 10.000% .........               1,214                5.89             15,853,507.78                6.72
10.001% to 11.000% .........               1,217                5.90             14,567,090.31                6.18
11.001% to 12.000% .........               1,345                6.52             15,975,783.20                6.77
12.001% to 13.000% .........               1,522                7.38             18,057,470.91                7.65
13.001% to 14.000% .........               1,851                8.98             22,457,049.77                9.52
14.001% to 15.000% .........               2,149               10.42             25,724,034.38               10.90
15.001% to 16.000% .........               2,134               10.35             24,686,078.97               10.46
16.001% to 17.000% .........               1,991                9.66             22,708,042.30                9.63
17.001% to 18.000% .........               1,764                8.56             18,142,033.46                7.69
18.001% to 19.000% .........               1,012                4.91             10,029,270.66                4.25
19.001% to 20.000% .........                 885                4.29              7,923,794.70                3.36
20.001% to 21.000% .........               1,317                6.39             12,319,133.06                5.22
21.001% to 28.000% .........                 672                3.26              4,292,834.68                1.82
                                      ----------          ----------           ---------------          ----------
          TOTALS ...........              20,619              100.00*          $235,897,268.74              100.00*

----------

* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                            NUMBER               % OF                                          % OF
                          OF INITIAL            INITIAL               PRINCIPAL           INITIAL CUT-OFF
                           CONTRACTS           CONTRACTS               BALANCE             POOL BALANCE
                          -----------         -----------          ---------------        ---------------
ARIZONA ........                 751                3.64              8,925,953.80                3.78
CALIFORNIA .....               7,984               38.72             83,832,536.02               35.54
COLORADO .......                 677                3.28              8,093,995.84                3.43
CONNECTICUT ....                   3                0.02                 48,007.56                0.02
FLORIDA ........               1,901                9.22             22,259,924.98                9.44
GEORGIA ........               1,444                7.00             18,507,462.09                7.85
IDAHO ..........                 144                0.70              1,358,087.70                0.58
ILLINOIS .......               1,401                6.80             17,038,760.27                7.22
INDIANA ........                 383                1.86              4,645,558.89                1.97
IOWA ...........                  19                0.09                289,817.61                0.12
KANSAS .........                   1                0.00                  8,269.30                0.00
KENTUCKY .......                  17                0.08                216,677.21                0.09
MARYLAND .......                   1                0.00                  7,821.65                0.00
MASSACHUSETTS ..                   1                0.00                 14,900.98                0.01
MICHIGAN .......               1,042                5.05             12,836,853.07                5.44
MISSOURI .......                  20                0.10                225,529.30                0.10
MONTANA ........                   2                0.01                 28,259.85                0.01
NEVADA .........                 585                2.84              6,566,852.48                2.78
NEW JERSEY .....                 811                3.93              9,770,344.25                4.14
NEW MEXICO .....                   1                0.00                 11,040.15                0.00
NEW YORK .......                   3                0.02                 29,615.20                0.01
NORTH CAROLINA .                 699                3.39              9,490,652.78                4.02
OHIO ...........                   1                0.00                 17,247.40                0.01
OKLAHOMA .......                  80                0.39              1,006,422.29                0.43
OREGON .........                 623                3.02              6,485,885.41                2.75
SOUTH CAROLINA .                 300                1.46              3,656,282.97                1.55
TENNESSEE ......                 248                1.20              3,205,277.35                1.36
TEXAS ..........                 616                2.99              8,241,950.04                3.49
UTAH ...........                  16                0.08                191,245.12                0.08
VIRGINIA .......                  63                0.30                833,225.85                0.35
WASHINGTON .....                 781                3.79              8,043,094.77                3.41
WISCONSIN ......                   1                0.00                  9,716.56                0.00
                          ----------          ----------           ---------------          ----------
          TOTALS              20,619              100.00*          $235,897,268.74              100.00*

----------

* Percentages may not add to 100% because of rounding.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1995. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.

         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)


                             AT DECEMBER 31,             AT DECEMBER 31,             AT DECEMBER 31,            AT DECEMBER 31,
                                  1995                        1996                        1997                       1998
                        ------------------------    ------------------------    ------------------------    -----------------------
                          AMOUNT          NO          AMOUNT          NO          AMOUNT          NO          AMOUNT         NO
                        ----------    ----------    ----------    ----------    ----------    ----------    ----------   ----------
Servicing portfolio .   $  218,207        20,156    $  400,665        38,275    $  757,277        73,502    $1,345,961      131,862
Delinquencies
  30-59 days(1)(2) ..   $    1,608           153    $    5,022           478    $   11,902         1,211    $   26,410        2,766
  60-89 days(1)(2) ..          470            35         1,816           162         3,370           346         6,876          691
  90+ days(1)(2) ....          547            42         1,279           111         3,742           316         4,790          455
Total delinquencies
  as a percent of
  servicing portfolio         1.20%         1.14%         2.03%         1.96%         2.51%         2.55%         2.83%        2.97%

----------

(1) Delinquencies include principal amounts only, net of repossessed inventory. Repossessed inventory as a percent of the servicing portfolio was 0.43%, 0.48%, 1.17% and 0.62% at December 31, 1995, 1996, 1997 and
        1998, respectively.

(2) The period of delinquency is based on the number of days payments are contractually past due.


          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)


                                                                             YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
                                                             1995             1996             1997             1998
                                                          ----------       ----------       ----------       ----------
Number of motor vehicle contracts outstanding ......          20,156           38,275           73,502          131,862
Period end outstanding .............................      $  218,207       $  400,665       $  757,277       $1,345,961
Average outstanding ................................      $  141,029       $  311,340       $  563,343       $1,023,237
Number of gross charge-offs ........................             197              987            2,161            3,761
Gross charge-offs ..................................      $    548.2       $  5,789.2       $ 13,076.1       $ 20,639.9
Net charge-offs(1) .................................      $    528.7       $  5,066.1       $ 11,433.9       $ 17,618.4
Net charge-offs as a percent of average
  outstanding ......................................            0.37%            1.63%            2.03%            1.72%

----------

(1) Net charge-offs are gross charge-offs minus recoveries on motor vehicle contracts previously charged off.